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                                                                Exhibit 10(a)(5)

                    International Truck & Engine Corporation
                               4201 Winfield Road
                              Warrenville, IL 60555
                                 (630) 753-5000


                                December 29, 2003



Core Molding Technologies, Inc.
800 Manor Park Drive
Columbus, Ohio 43228
Attention:  Herman F. Dick, Jr.

     RE: PAYOFF OF THAT CERTAIN SECURED PROMISSORY NOTE DATED AS OF DECEMBER 31, 1996, AS THEREBY AMENDED FROM TIME TO TIME (COLLECTIVELY REFERRED TO AS THE "SECURED NOTE"), IN THE ORIGINAL PRINCIPAL AMOUNT OF $25,504,000, ISSUED BY CORE MOLDING TECHNOLOGIES, INC. (F/K/A CORE MATERIALS CORPORATION), A DELAWARE CORPORATION ("CORE") TO INTERNATIONAL TRUCK & ENGINE CORPORATION (F/K/A NAVISTAR INTERNATIONAL TRANSPORTATION CORP.), A DELAWARE CORPORATION ("INTERNATIONAL")

Ladies and Gentlemen:

         This Letter Agreement acknowledges your request for a payoff amount for all of Core's obligations to International as of December 29, 2003 (the "Payoff Date"), pursuant to the Secured Note and all other related documents executed in connection therewith and, in each case, as amended from time to time, for the purpose of repaying in full all of the obligations and liabilities of Core to International pursuant to the Secured Note. Capitalized terms used but not otherwise defined herein shall have the corresponding meanings set forth in the Secured Note.

         As of the Payoff Date, the amount of Core's outstanding obligations (including, without limitation, all accrued and unpaid principal and interest) under the Secured Note is $18,789,685.87 (the "Payoff Amount").

         The Payoff amount will be comprised of $18,589,685.87 in cash and a $200,000 unsecurred note executed and delivered on December 29, 2003.

         The cash Payoff Amount should be sent by wire transfer to International pursuant to the instructions set forth below by 3:00 p.m. EST on the Payoff
Date:

                           ABA No.:          0710-0003-9
                           Account No.:      8188002125
                           Account Name:     International Truck & Engine Corp.
                           Bank:             Bank of America, Illinois

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         If the Payoff Amount is not received in immediately available funds by
3:00 p.m. EST on the Payoff Date, the amounts necessary to repay all of such indebtedness and other obligations shall be increased by $4,013.18 per day.

         Upon receipt by International of the Payoff Amount, International hereby acknowledges and agrees that:

         (a) All Indebtedness or other obligations of Core to International pursuant to the Secured Note will be satisfied and paid in full;

         (b) International will immediately release all Liens relating to all real or personal property of Core;

         (c) International will promptly prepare, execute and deliver to Core releases, satisfaction of mortgages and UCC-3 termination statements terminating all Liens against Core's property held by International;

         (d) International will promptly deliver to Core the original Secured Note marked "paid in full" or "cancelled;" and

         (e) International will promptly execute and deliver such other documents or instruments, in form and substance reasonably satisfactory to Core, and to take any other actions reasonably requested by Core for the purpose of effectuating the intent of this Payoff Letter.

         This Letter Agreement shall be deemed to be a contract made under and for all purposes shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to the principles of conflicts of law.

         This Letter Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be deemed to be one and the same agreement.



                            [Signature page follows]

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         IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement as of the date first set forth above.

                                            INTERNATIONAL TRUCK &
                                            ENGINE CORPORATION, a Delaware
                                            corporation (f/k/a Navistar
                                            International Transportation Corp.)



                                            By:  /s/ T. M. Endsley
                                                 ---------------------------
                                            Name:  Terry M. Endsley
                                            Title:  Vice President & Treasurer


ACCEPTED AND AGREED TO THIS 29TH DAY
OF DECEMBER, 2003

CORE MOLDING TECHNOLOGIES, INC.,
a Delaware corporation (f/k/a Core Materials
Corporation)


By:  /s/ Herman F. Dick Jr.
     ----------------------
      Herman F. Dick, Jr.
      Chief Financial Officer




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